EXHIBIT 99.1

                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                      Code)

         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of MDI Entertainment, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Form 10-QSB") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   AUGUST 19, 2002        /S/STEVEN M. SAFERIN
         ------------------     --------------------------------------------
                                Steven M. Saferin
                                President, Chief Executive Officer and Director
                                (Principal Executive Officer)


Dated:   AUGUST 19, 2002        /S/KENNETH M. PRZYSIECKI
         ------------------     --------------------------------------------
                                Kenneth M. Przysiecki
                                Senior Vice President, Accounting and
                                Administration, Corporate Secretary and Director
                                (Principal Financial and Accounting Officer)




         The  foregoing  certification  is being  furnished  solely  pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as a separate disclosure document.